FIRST AMENDMENT TO
                                LLC AGREEMENT OF
                          ACME TELEVISION HOLDINGS, LLC

        This First Amendment is made as of September 30, 1997 by ACME Television Holdings, LLC (the "Company"), the Management Members, the Seller Member, the Class A Founder Member, the Class B Founder Members and the Investor Members, each as listed on SCHEDULE A hereto, for the purpose of amending the LLC Agreement of the Company dated as of June 17, 1997, (the "LLC Agreement"). All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the LLC Agreement.

        WHEREAS, the parties hereto desire to amend the LLC Agreement to, among other things, increase the number of Membership Units authorized for issuance, admit new Members to the Company and change the composition and the voting rights of the Board of Advisors of the Company;

        WHEREAS, Section 11.06 of the LLC Agreement provides that amendments to the LLC Agreement may be made with the consent of the holders of at least 60% of the Class B Founder Units; and

        WHEREAS, the undersigned holders of all of the Class B Founder Units desire to amend the LLC Agreement pursuant to this First Amendment.

        NOW, THEREFORE, the parties hereto agree as follows:

        1.     AMENDMENTS.

        (a) Article 1 of the LLC Agreement is hereby amended to add the following defined terms:

               "St. Louis Acquisition" shall mean the transactions contemplated by that certain Stock Purchase Agreement among the Company, Koplar Communications, Inc. and its stockholders pursuant to which the Company or a subsidiary formed for the purpose has agreed to acquire for $146.0 million all of the outstanding capital stock of Koplar Communications, Inc. upon the terms and conditions set forth therein, and the Time Brokerage Agreement and Escrow Agreement, each dated September 8, 1997 among the Company, Koplar Communications, Inc. and its stockholders.

               "Salt Lake City Acquisition" shall mean the transactions contemplated by that certain agreement among the Company and the members of Roberts Broadcasting of Salt Lake City, L.L.C., pursuant to which the Company or a subsidiary formed for the purpose has agreed to acquire for $14.0 million all of the ownership interest in Roberts Broadcasting of Salt Lake City, L.L.C.

               "Media Enterprise" shall mean any Person that, directly or indirectly, owns, controls, or operates a broadcast radio or television station, cable or wireless cable television system, daily newspaper or any communications facility operated pursuant to a license granted by the FCC.

        (b) Subparagraph (d) of Section 3.02 of the LLC Agreement is amended and restated to read as follows:

               "FOUNDER UNITS. The Company hereby authorizes for issuance 1,475.83 Founder Units, each of which shall represent a Capital Contribution of $1,000 and have a Preferential Return Amount of $1,500. 942.5 of such Founder Units shall be designated Class A Founder Units and 533.33 of such Founder Units shall be designated Class B Founder Units. As of the date hereof, the Company shall have issued all of the Class A Founder Units to the Class A Founder Members, as set forth on SCHEDULE A hereto, and all of the Class B Founder Units to the Class B Founder Members, as set forth on SCHEDULE A hereto. Except for the voting and consensual rights applicable to the Class B Founder Units as expressly provided herein, the holders of each class of Founder Units shall have the identical rights and preferences under this Agreement."


        (c) Subparagraph (b) of Section 3.03 of the LLC Agreement is hereby amended and restated to read as follows:

               "Notwithstanding anything herein which may be construed to the contrary and so long as no Voting Event has occurred that has not been waived in writing, the holders of the Management Carry Units shall have the sole right to elect and remove the members of the Board of Advisors. The size of the Board of Advisors shall be set at three (3) members who shall initially be Jamie Kellner, Tom Allen and Doug Gealy (the "Management Members"); provided, however, that upon the consummation of the St. Louis Acquisition the Board of Advisors may be increased to four (4) members and the vacancy created thereby shall be filled by an individual appointed by Edward J. Koplar or his assigns (together with the Management Members, the "Initial Advisors"). Upon the consummation of the Salt Lake City Acquisition the Board of Advisors may be further increased by one member and the vacancy created thereby shall be filled by an individual appointed by Michael Roberts or his assigns. No later than
               December 17, 1997 the size of the Board of Advisors shall be increased and two additional individuals (the "Outside
               Advisors") shall be elected by the holders of the Management Carry Units to the Board of Advisors who are unaffiliated with the Management Members and who are reasonably acceptable to both
               (i) the holders of a majority in interest of the Management Carry Units and (ii) the holders of at least 60% in interest of the Class B Founder Units. So long as no

                Voting Event has occurred that has not been waived in writing, at each meeting of the Board of Advisors, each Initial Advisor, regardless of the number of members of the Board of Advisors as of the date of such meeting or the number of members of the Board of Advisors in attendance at such meeting, shall be entitled to two (2) votes on each matter to be voted on at such meeting and each other member of the Board of Advisors shall be entitled to one (1) vote on each matter to be voted on at such meeting.

        (d) Subparagraph (c) of Section 3.03 of the LLC Agreement is hereby amended to add the following to the beginning of the first sentence in place of the first word of such sentence:

               "Notwithstanding anything to the contrary in subparagraph (b) herein and so..."

        (e)    The following new section is hereby added to the LLC Agreement:

        3.12   MEMBER INSULATION.

               (a) For so long as, and only during periods from time to time in which the Company shall directly or indirectly hold (or otherwise be attributed with) an ownership or other interest in a Media Enterprise that is "attributed" to the Company under the FCC Rules relating to the particular FCC service in which the Media Enterprise operates, no provision of this Agreement shall be construed to permit any Member (other than an Excluded Member (as hereinafter defined)), or any person or entity that is a director, officer, partner, employee, or 5% or greater shareholder or other owner of a Member (an "INSULATED MEMBER AFFILIATE"), to do any of the following:

                      (i) act as an employee of the Company if such Members or Member Affiliate's functions, directly or indirectly, relate to such Media Enterprise;

                      (ii) serve, in any material capacity, as an independent contractor or agent of the Partnership with respect to such Media Enterprise;

                      (iii) communicate with the Media Enterprise on matters pertaining to the day-to-day operations of such Media Enterprise;

                      (iv)   vote to admit any additional Member to the Company;

                       (v) vote to amend or modify this section of the LLC Agreement;

                      (vi) perform any services for the Company materially relating to such Media Enterprise, with the exception of making loans to, or acting as a surety for, such Media Enterprise or the Partnership; or

                      (vii) become actively involved in the management or operation of such Media Enterprise.

               (b) Notwithstanding any other provision of this LLC Agreement to the contrary: (i) a Member that would otherwise be subject to the restrictions set forth in Section 3.12(a) may elect to be treated as an excluded member (an "Excluded Member") for purposes of this Section 3.12 by giving notice thereof in writing to the other Members and (ii) nothing in this Section 3.12 shall be deemed to prevent the Class B Founder Members or any other Members from exercising any of their rights specified under this LLC Agreement.

        (f) Section 4.03 of the LLC Agreement is hereby amended to revise the first sentence of such section to read as follows:

                             "All  actions to be taken by the Board of  Advisors
               of the Company shall be taken by vote or written consent of a majority of the votes held by Members of the Board of Advisors then in office."

        (g) Subparagraph (b) of Section 6.04 of the LLC Agreement is hereby amended and restated to read as follows:

               "Holders of Investor Units, Seller Units and Class B Founder Units may Transfer such Investor Units, Seller Units and Class B Founder Units to any other Investor Member, Seller Member or Class B Founder Member or to a partner or Affiliate of such Investor Member, Seller Member or Class B Founder Member or to any other investment fund or other entity for which such Investor Member, Seller Member or Class B Founder Member and/or one or more partners, managers, advisers or Affiliates thereof, directly or indirectly through one or more intermediaries, serve as general partner or manager or in a like capacity."

        (h) SCHEDULE A to the LLC Agreement is hereby amended and restated as attached hereto.

        2. EFFECT. Except as amended hereby, the LLC Agreement shall remain in full force and effect in accordance with its terms. By signing this First Amendment to the LLC Agreement each signatory shall become a party to the LLC Agreement, and shall be subject to all provisions of the LLC Agreement

        3. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

        4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                 ALTA ACME, INC.



                                     /s/ Brian W. McNeill
                                 BY:___________________________________________
                                    Name: Brian W. McNeill
                                    Title: President


                                 CEA ACME, INC.



                                     /s/ James J. Collis
                                 BY:____________________________________________
                                    Name: James A. Collis
                                    Title: President


                                 BANCBOSTON VENTURES INC.



                                     /s/ Lars A. Swanson
                                 BY:____________________________________________
                                    Name: Lars A. Swanson
                                    Title: Vice President


                                 ACME TELEVISION HOLDINGS, LLC



                                     /S/ Douglas Gealy
                                 BY:____________________________________________
                                    Name: Douglas Gealy
                                    Title: President & COO

                                   /s/ Jamie Kellner
                                  ___________________________________________
                                  Jamie Kellner

                                   /s/ Doug Gealy
                                  ___________________________________________
                                  Doug Gealy

                                   /s/ Tom Allen
                                  ___________________________________________
                                  Tom Allen

                                  CHANNEL 32 INCORPORATED


                                      /s/ Daniel J. Alderman
                                 BY:____________________________________________
                                    Name: Daniel J. Alderman
                                    Title: Executive Vice President

                                TCW SHARED OPPORTUNITY FUND II, L.P.

                                By TCW Investment Management Company,
                                as General Partner

                                      /s/ Melissa V. Weiler
                                 BY:____________________________________________
                                    Name: Melissa V. Weiler
                                    Title: Managing Director

                                      /s/ Darryl L. Schall
                                 BY:____________________________________________
                                    Name: Darryl L. Schall
                                    Title: Senior Vice President


                                 TCW LEVERAGED INCOME TRUST, L.P.

                                 By TCW Investment Management Company,
                                 its Investment Manager



                                      /s/ Melissa V. Weiler
                                 BY:____________________________________________
                                    Name: Melissa V. Weiler
                                    Title: Managing Director

                                      /s/ Darryl L. Schall
                                 BY:____________________________________________
                                    Name: Darryl L. Schall
                                    Title: Senior Vice President


                                 TCW Advisers (Bermuda), Ltd., as General
                                 Partner

                                     /s/ Mark L. Attanasio
                                 BY:____________________________________________
                                    Name: Mark L. Attanasio
                                    Title: Group Managing Director

                                 LINC ACME, Corporation




                                      /s/ Melissa V. Weiler
                                 BY:____________________________________________
                                    Name: Melissa V. Weiler
                                    Title: Managing Director

                                      /s/ Darryl L. Schall
                                 BY:____________________________________________
                                    Name: Darryl L. Schall
                                    Title: Senior Vice President

                                  POST TOTAL RETURN FUND, L.P.

                                  By Post Advisory Group, Inc.,
                                  as General Partner

                                     /s/ Lawrence A. Post
                                 BY:____________________________________________
                                    Name: Lawrence A. Post
                                    Title: President


                                 CANYON PARTNERS

                                 The Canyon Value Realization Fund
                                 (Cayman), Ltd.

                                     /s/ Roger H. Hanson
                                 BY:____________________________________________
                                    Name: Roger H. Hanson
                                    Title: Director


                                 CANYON PARTNERS

                                 The Value Realization Fund, L.P.

                                     Canpartners Investments III, L.P.
                                 BY:____________________________________________

`                                    Canyon Capital Management, L.P.
                                 BY:____________________________________________

                                     Canpartners Incorporated
                                 BY:____________________________________________


                                     /s/ Mitchell R. Julls
                                 BY:____________________________________________
                                    Name: Mitchell R. Julls
                                    Title: Vice President

                                 CONTINENTAL CASUALTY COMPANY


                                      /s/ Richard W. Dubberke
                                 BY:____________________________________________
                                    Name: Richard W. Dubberke
                                    Title: Vice President


                                  CONTINENTAL CASUALTY COMPANY,

                                  on behalf of its Designated High Yield
                                  Subaccount


                                      /s/ Richard W. Dubberke
                                 BY:____________________________________________
                                    Name: Richard W. Dubberke
                                    Title: Vice President


                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                 By its Attorney-in-fact
                                 Lincoln Investment Management

                                      /s/ Mark Golenzer
                                 BY:____________________________________________
                                    Name:  Mark Golenzer
                                    Title:  Vice President

                                 CAPITAL RESEARCH AND MANAGEMENT  COMPANY,

                                 on behalf of American High-Income Trust

                                      /s/ Richard T. Schotte
                                 BY:____________________________________________
                                    Name: Richard T. Schotte
                                    Title:


                                 CAPITAL RESEARCH AND MANAGEMENT  COMPANY,

                                 on behalf of American Variable Insurance
                                 Series - High Yield Bond Fund

                                      /s/ Richard T. Schotte
                                 BY:____________________________________________
                                    Name: Richard T. Schotte
                                    Title:

                          ACME TELEVISION HOLDINGS, LLC


                                   SCHEDULE A

INVESTOR UNITS                                     NO. OF UNITS
    BancBoston Ventures Inc                                  8,491.67
    TCW Shared Opportunity Fund II, L.P.                     1,590.88
    Capital Research and Management Company                  1,087.53
    Continental Casualty Company                             1,685.62
    Lincoln National Life Insurance Company                    543.74
    Canyon Partners                                            163.11
    Post Advisory Group, Inc.                                   54.41
    CIBC Wood Gundy                                          4,593.75

SELLER UNITS
    Channel 32 Incorporated                                     4,400

MANAGEMENT CAPITAL UNITS
    Gealy                                                         160
    Allen                                                         150
    Kellner                                                       290

CLASS A FOUNDER UNITS
ACME Capital Partners                                           942.5

CLASS B FOUNDER UNITS
Alta ACME, Inc.                                                 133.34
CEA ACME, Inc.                                                  133.34
BancBoston Ventures Inc.                                        133.34
TCW Shared Opportunity Fund II, L.P.                             33.34
LINC ACME, Corporation                                          100.00

MANAGEMENT CARRY UNITS
    Gealy                                                          30
    Allen                                                          30
    Kellner                                                        40